UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2008 (February 5, 2008)

BANCORP RHODE ISLAND, INC.

(Exact name of registrant as specified in its charter)

Rhode Island

(State or other jurisdiction of incorporation)

333-33182	05-0509802
(Commission File Number)	(IRS Employer Identification Number)

One Turks Head Place, Providence, Rhode Island 02903

(Address of principal executive offices)

(401) 456-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 2.02.	Results of Operation and Financial Condition

On January 24, 2008, Bancorp Rhode Island, Inc. issued a press release in which it disclosed unaudited financial information related to fourth quarter and 2007 consolidated earnings and filed Current Report on Form 8-K which included the press release as Exhibit 99.1. The January 24, 2008 press release reflected issued and outstanding shares as of December 31, 2007 at 4,867,121, which incorrectly included 305,200 treasury shares. As of December 31, 2007, a total of 4,867,121 shares were issued and 305,200 shares were held in treasury resulting in 4,561,921 shares issued and outstanding as of December 31, 2007.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP RHODE ISLAND, INC.

/s/ Linda H. Simmons

By:______________________________________

Linda H. Simmons

Chief Financial Officer

Date: February 5, 2008